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                                                                    Exhibit 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report dated November 18, 1999 included in About.com, Inc.'s Amendment to Current Report on Form 8-K/A, dated February 14, 2000 and to all references to our Firm included in this registraion.


                                       /s/ ARTHUR ANDERSEN LLP
                                       ARTHUR ANDERSEN LLP


Salt Lake City, Utah
April 3, 2000